Assets pledged or assigned (Details) (CHF) In Millions	Jun. 30, 2011	Dec. 31, 2010
Assets pledged or assigned (CHF million)
Book value of assets pledged or assigned as collateral	153,308	169,702
of which assets provided with the right to sell or repledge	106,454	112,246
Fair value of collateral received with the right to sell or repledge	345,270	356,970
of which sold or repledged	281,012	307,894